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                        AMENDMENT TO EMPLOYMENT AGREEMENT


A. The Employment Agreement dated as of June 12, 2000 between Meditrust Corporation (the "Company") and David L. Rea (the "Executive") is hereby amended by deleting all references to "Meditrust Corporation" and substituting therefor "Meditrust Corporation and Meditrust Operating Company."

B.   The effective date of this Amendment shall be as of June 12, 2000.

         Executed this eighth day of August, 2000 by and among Meditrust Corporation, Meditrust Operating Company and the Executive and in the case of Meditrust Corporation and Meditrust Operating Company, by their duly authorized officers.

                         MEDITRUST CORPORATION



                         By:
                               --------------------------------------
                               Title:

                         MEDITRUST OPERATING COMPANY



                         By:
                               --------------------------------------
                               Title



                               --------------------------------------
                                             David L. Rea